Investments and Fair Value of Financial Instruments - Schedule of Fair Value, Assets Measured on Recurring Basis, Unobservable Input Reconciliation (Details) (10-K) - Warrants [Member] - USD ($)	9 Months Ended	12 Months Ended
	Sep. 30, 2019	Dec. 31, 2018	Dec. 31, 2017
Investments in and Advances to Affiliates [Line Items]
Balance beginning	$ 7,840	$ 26,401	$ 42,688
Unrealized loss	(2,802)	(18,561)	(16,287)
Balance ending	$ 5,038	$ 7,840	$ 26,401